AIM LIFETIME PLUS ENHANCED CHOICE(SM) VARIABLE  ANNUITY Issued by:
Glenbrook Life and Annuity Company - PO Box 94039 - Palatine, IL 60094-4039 Telephone #800-776-6978 FAX 847-402-9543 Mail Check (payable to) and application to:
Glenbrook Life and Annuity Company PO Box 94039 - Palatine, IL 60094-4039 Send overnight mail to: Glenbrook Life and Annuity Company - 3100 Sanders Road, Suite J4B - Northbrook, IL 60062-7154
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1.  Owner(s)   Name______________________   __  M  __  F  Birthdate  ___/____/__
Address________________________________________________________________     Soc.
Sec.
No._____________________ Phone No._______________________
Name_____________________________ __M __ F Birthdate____/_____/___
Address__________________________________________________________Soc. Sec. No.
_____________________Phone No. ______________________-
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2. Annuitant Name_______________________ __M __ F Birthdate ___/____/__(Leave
Blank if Address_____________________________________________________Same as
Owner) Soc. Sec. No.________________ Relationship to Owner__________-
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3. Beneficiary(ies) Name___________________ Relationship to Owner________
Percentage_________ Name___________________ Relationship to Owner________
Percentage_________-
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4.Purchase Payment/Plan Options Choose One of the Following: Initial Purchase
Payment $___________
Choose one credit option: __ 4% initial credit; or __ 2% initial credit option with 2% every fifth year
Choose one of the following:
__ Base Contract, No Rider; or __ Enhanced Death Benefit
Rider
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Please allocate the above amount in $ or % (circle one)
to the Investment Alternatives specified below: (if available)
AIM V.I. Funds*                                   Fixed Account (if available)
Aggressive Growth        Governmnet Securities    1-Year Guarantee Period
Balanced                 Growth                   3-Year Guarantee Period
Blue Chip                Growth & Income          5-Year Guarantee Period
Capital Appreciation     High Yield               7-Year Guarantee Period
Capital Development      International Equity     10-Year Guarantee Period
Dent Demographic Trends  Monty Market             DCA Options
Diversified Income       Telecommunications       (Please allocate DEC below.)
Global Growth & Income   Value
Global Utilities                                  Total                   100%
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Dollar-Cost Averaging (DCA) Option
9-month DCA Option. Money will be transferred in equal monthly installments for ____ (1-9) months.

Please allocate the DCA Option amount to the Investment Alternatives specified below:

AIM V.I. Funds*
Aggressive Growth   %       Diversified Income  %         High Yield  %
Balanced  %                 Global Growth & Income  %     International Equity %
Blue Chip  %                Global Utilities   %          Money Market  %
Capital Appreciation  %     Government Securities  %      Telecommunications  %
Capital Development  %      Growth  %                     Value  %
Dent Demographic Trends  %  Growth & Income  %            Total            100%

*Certain AIM V.I. Funds may not be available at time of purchase.
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5. Replacement Information Will this annuity replace or change any existing annuity or life insurance? ____Yes _____No(If Yes, complete the following):
Company_______________ Policy No. ______________Cost Basis Amount_____________
Policy Date _____________
--------------------------------------------------------------------------------
6. Tax Qualified Plan ______Yes _______No (If yes, complete the following). ____Custodial IRA _____Roth IRA ________IRA Rollover____IRA/Year of
Contribution _____IRA Transfer ________Other
--------------------------------------------------------------------------------
GLMR147

7. Signature(s) I understand that if Glenbrook Life and Annuity Company ("Glenbrook") declines this application, Glenbrook will have no liability except to return the purchase payments. I understand that any distribution from the Fixed Account prior to the end of a Guarantee Period may be subject to a Market Value Adjustment which may be negative or positive. I understand that annuity values and income payments based on the investment experience of the Investment Alternatives underlying theseparate account are variable and are not guaranteed as to dollar amount. I have received the current prospectus for this variable annuity.

Signed  at____________(city)_______________(state) Date ______/__________/______
Owner(s)_____________________________________________________________________
Fax   Number   ______________________   E-mail   Address   _____________________
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8. AGENT USE ONLY Will the annuity  applied  for replace or change any  existing annuity or life  insurance?  _________Yes  ______________No  Agent Name  (please
print)____________________Phone     No.    _______________    Agent    Signature
___________________________   Soc.   Sec.   No.   ________________   Fax  Number
____________________________  E-mail  Address_______________Agent  GA No. (Joint
Business)________________  FL License No. _______________ Client's B/D Acct. No.
_______________________  B/D  Name  __________________   Designation:   _______A
__________B Note: Please be advised that a firm designation may override an individual agentdesignation. If no designation is given, "A" will be the designation.
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The following states require insurance applicants to acknowledge a fraud warning statement.  Please  refer to the  fraud  warning  statement  for  your  state as
indicated                                                                 below.
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1. For AR, KY, ME, NM, OH and PA: Any person who  knowingly  and with  intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penaltie.
Applicant's Signature ________________________ Date ______________

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2. For FL: Any person  who  knowingly  and with  intent to injure,  defraud,  or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
Applicant's Signature ________________________ Date ______________

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3. For NJ: Any person who includes  any false or  misleading  information  on an applicationfor an insurance policy is guilty of a felony of the third degree. Applicant's Signature ________________________ Date ______________

-------------------------------------------------------------------------------
4. For CO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies. Applicant's Signature ________________________ Date ______________

--------------------------------------------------------------------------------
5. For LA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. Applicant's Signature ________________________ Date
______________

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6. For AZ: Upon your  written  request we will  provide you within a  reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is
received    by   our    company    or   our   agent.    Applicant's    Signature
________________________ Date ______________

-------------------------------------------------------------------------------
7. For D.C.: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
Applicant's Signature ________________________ Date ______________


GLMR147

AIM LIFETIME PLUS ENHANCED CHOICE(SM) VARIABLE  ANNUITY Issued by:
Glenbrook Life and Annuity Company - PO Box 94039 - Palatine, IL 60094-4039 Telephone #800-776-6978 FAX 847-402-9543 Mail Check (payable to) and application to:
Glenbrook Life and Annuity Company PO Box 94039 - Palatine, IL 60094-4039 Send overnight mail to: Glenbrook Life and Annuity Company - 3100 Sanders Road, Suite J4B - Northbrook, IL 60062-7154
-------------------------------------------------------------------------------
1.  Owner(s)   Name______________________   __  M  __  F  Birthdate  ___/____/__
Address________________________________________________________________     Soc.
Sec.
No._____________________ Phone No._______________________
Name_____________________________ __M __ F Birthdate____/_____/___
Address__________________________________________________________Soc. Sec. No.
_____________________Phone No. ______________________-
-------------------------------------------------------------------------------
2. Annuitant Name_______________________ __M __ F Birthdate ___/____/__(Leave
Blank if Address_____________________________________________________Same as
Owner) Soc. Sec. No.________________ Relationship to Owner__________-
-------------------------------------------------------------------------------
3. Beneficiary(ies) Name___________________ Relationship to Owner________ Percentage_________ Name___________________ Relationship to Owner________
Percentage_________-
-------------------------------------------------------------------------------
4.Purchase Payment/Plan Options Choose One of the Following: Initial Purchase Payment $___________
Choose one credit option: __ 4% initial credit; or __ 2% initial credit option with 2% every fifth year
Choose one of the following:
__ Base Contract, No Rider; or __ Enhanced Death Benefit
Rider
-------------------------------------------------------------------------------
Please allocate the above amount in $ or % (circle one)
to the Investment Alternatives specified below: (if available)
AIM V.I. Funds*                                   Fixed Account (if available)
Aggressive Growth        Governmnet Securities    1-Year Guarantee Period
Balanced                 Growth                   3-Year Guarantee Period
Blue Chip                Growth & Income          5-Year Guarantee Period
Capital Appreciation     High Yield               7-Year Guarantee Period
Capital Development      International Equity     10-Year Guarantee Period
Dent Demographic Trends  Monty Market             DCA Options
Diversified Income       Telecommunications       (Please allocate DEC below.)
Global Growth & Income   Value
Global Utilities                                  Total                   100%
-------------------------------------------------------------------------------

5. Replacement Information Will this annuity replace or change any existing annuity or life insurance? ____Yes _____No(If Yes, complete the following):
Company_______________ Policy No. ______________Cost Basis Amount_____________
Policy Date _____________
--------------------------------------------------------------------------------
6. Tax Qualified Plan ______Yes _______No (If yes, complete the following). ____Custodial IRA _____Roth IRA ________IRA Rollover____IRA/Year of
Contribution _____IRA Transfer ________Other
--------------------------------------------------------------------------------
GLMR148

7. Signature(s) I understand that if Glenbrook Life and Annuity Company ("Glenbrook") declines this application, Glenbrook will have no liability except to return the purchase payments. I understand that any distribution from the Fixed Account prior to the end of a Guarantee Period may be subject to a Market Value Adjustment which may be negative or positive. I understand that annuity values and income payments based on the investment experience of the Investment Alternatives underlying theseparate account are variable and are not guaranteed as to dollar amount. I have received the current prospectus for this variable annuity.

Signed  at____________(city)_______________(state) Date ______/__________/______
Owner(s)_____________________________________________________________________
Fax   Number   ______________________   E-mail   Address   _____________________
-------------------------------------------------------------------------------
8. AGENT USE ONLY Will the annuity applied for replace or change any existing annuity or life insurance? _________Yes ______________No Agent Name (please print)____________________Phone No. _______________ Agent Signature
___________________________   Soc.   Sec.   No.   ________________   Fax  Number
____________________________  E-mail  Address_______________Agent  GA No. (Joint
Business)________________  FL License No. _______________ Client's B/D Acct. No.
_______________________  B/D  Name  __________________   Designation:   _______A
__________B Note: Please be advised that a firm designation may override an individual agentdesignation. If no designation is given, "A" will be the designation.
-------------------------------------------------------------------------------
The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as
indicated                                                                 below.
-------------------------------------------------------------------------------
1. For AR, KY, ME, NM, OH and PA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penaltie.
Applicant's Signature ________________________ Date ______________

-------------------------------------------------------------------------------
2. For FL: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
Applicant's Signature ________________________ Date ______________

-------------------------------------------------------------------------------
3. For NJ: Any person who includes any false or misleading information on an applicationfor an insurance policy is guilty of a felony of the third degree. Applicant's Signature ________________________ Date ______________

-------------------------------------------------------------------------------
4. For CO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies. Applicant's Signature ________________________ Date ______________

--------------------------------------------------------------------------------
5. For LA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. Applicant's Signature ________________________ Date
______________

-------------------------------------------------------------------------------

6. For AZ: Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent. Applicant's Signature ________________________ Date ______________

-------------------------------------------------------------------------------
7. For D.C.: Warning: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
Applicant's Signature ________________________ Date ______________


GLMR148